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                                                                    Exhibit 99.2

   CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION
         1350, AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Graham J. Orr, the Chief Financial Officer of Magna Entertainment Corp. ("MEC"), certify that:

(i) the Annual Report on Form 10-K of MEC for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of MEC.


/s/Graham J. Orr
Graham J. Orr
Chief Financial Officer
Date: March 27, 2003

     A signed original of this written statement required by Section 906 has been provided to Magna Entertainment Corp. and will be retained by Magna Entertainment Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

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